Exhibit 99.4

FORM OF PROXY CARD

INTERNATIONAL MULTIFOODS CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

June 17, 2004

1:00 p.m., Central Daylight Time

160 East Pearson Street, Chicago, Illinois

proxy

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Gary E. Costley and John E. Byom, and each or either of them, with full power of substitution, to vote all of the shares of common stock of INTERNATIONAL MULTIFOODS CORPORATION, a Delaware corporation, that the undersigned may be entitled to vote at the Special Meeting of Shareholders of INTERNATIONAL MULTIFOODS CORPORATION (the “Special Meeting”) to be held at 160 East Pearson Street, Chicago, Illinois on June 17, 2004, at 1:00 p.m., Central Daylight Time, and at any adjournments or postponements thereof, on the matters set forth on the reverse side of this proxy as specified thereon and, in their discretion, upon all other matters that may properly come before the Special Meeting or any adjournments or postponements thereof. The undersigned hereby revoke(s) all former proxies. The undersigned hereby acknowledge(s) receipt of the joint proxy statement/prospectus for the Special Meeting.

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER(S) AND RETURNED PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

\*/ Please detach here \*/

FORM OF PROXY CARD

INTERNATIONAL MULTIFOODS CORPORATION

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Proposal to adopt and approve the Agreement and Plan of Merger, dated as of March 7, 2004 (the “merger agreement”), by and among International Multifoods Corporation (“Multifoods”), The J. M. Smucker Company, and MIX Acquisition Corporation, a wholly owned subsidiary of The J. M. Smucker Company, and the merger pursuant to which Multifoods will merge with and into MIX Acquisition Corporation pursuant and subject to the terms contained in the merger agreement and the transactions contemplated by the merger agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	Proposal to approve adjournments or postponements of the Special Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the above proposal.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	The proxies, and each or either of them, are authorized to vote in their discretion upon any other business that may properly come before the Special Meeting or any reconvened meeting following an adjournment or postponement of the Special Meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS IN ITEMS 1 AND 2 ABOVE.

Address Change?	Dated: ,2004
Mark Box ☐ Indicate changes below:

Shareholder signature(s)
Signature(s) in Box
Please sign your name(s) exactly as it appears printed hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. If stock is held jointly, each owner should sign.

FORM OF PROXY CARD TO THE CANADA TRUST COMPANY,

AS TRUSTEE UNDER THE STOCK PURCHASE PLAN OF

ROBIN HOOD MULTIFOODS INC. (THE “STOCK PURCHASE PLAN”)

INTERNATIONAL MULTIFOODS CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

June 17, 2004

1:00 p.m., Central Daylight Time

160 East Pearson Street, Chicago, Illinois

CONFIDENTIAL VOTING INSTRUCTIONS TO THE CANADA TRUST COMPANY,

AS TRUSTEE UNDER THE STOCK PURCHASE PLAN OF

ROBIN HOOD MULTIFOODS INC. (THE “STOCK PURCHASE PLAN”)

I hereby direct that the voting rights pertaining to shares of Common Stock of INTERNATIONAL MULTIFOODS CORPORATION, a Delaware corporation, held by the above-named Trustee and allocated to my Stock Purchase Plan Account shall be exercised at the Special Meeting of Shareholders of INTERNATIONAL MULTIFOODS CORPORATION, to be held at 160 East Pearson Street, Chicago, Illinois on June 17, 2004, at 1:00 p.m., Central Daylight Time and at any adjournments or postponements thereof, be voted on the matters set forth on the reverse side hereof as specified thereon and in the Trustee’s discretion upon all other matters that may properly come before the Special Meeting or any adjournments or postponements thereof. The undersigned hereby revokes all former voting directions relating the foregoing matters. The undersigned hereby acknowledges receipt of the joint proxy statement/prospectus for the Special Meeting.

THIS CARD MUST BE DATED, SIGNED BY THE STOCK PURCHASE PLAN PARTICIPANT AND RETURNED PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

\*/ Please detach here \*/

FORM OF PROXY CARD TO THE CANADA TRUST COMPANY,

AS TRUSTEE UNDER THE STOCK PURCHASE PLAN OF

ROBIN HOOD MULTIFOODS INC. (THE “STOCK PURCHASE PLAN”)

INTERNATIONAL MULTIFOODS CORPORATION

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Proposal to adopt and approve the Agreement and Plan of Merger, dated as of March 7, 2004 (the “merger agreement”), by and among International Multifoods Corporation (“Multifoods”), The J. M. Smucker Company and MIX Acquisition Corporation, a wholly owned subsidiary of The J. M. Smucker Company, and the merger pursuant to which Multifoods will merge with and into MIX Acquisition Corporation pursuant and subject to the terms contained in the merger agreement and the transactions contemplated by the merger agreement.

☐    FOR                        ☐    AGAINST                        ☐    ABSTAIN

2.	Proposal to approve adjournments or postponements of the Special Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the above proposal.

☐    FOR                        ☐    AGAINST                        ☐    ABSTAIN

3.	The Trustee is authorized to vote in its discretion upon any other business that may properly come before the Special Meeting or any reconvened meeting following an adjournment or postponement of the Special Meeting.

THIS CARD IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF MULTIFOODS. THE VOTING RIGHTS REPRESENTED BY THIS CARD, WHEN THE CARD IS SIGNED, DATED AND RETURNED AS INSTRUCTED, WILL BE EXERCISED AS DIRECTED BY YOU. IF YOU DO NOT RETURN THIS VOTING INSTRUCTION CARD, THE TRUSTEE WILL VOTE YOUR SHARES IN ITS DISCRETION.

Address Change?	Dated: , 2004
Mark Box ☐ Indicate changes below:
Signature
Please sign your name exactly as it appears printed hereon.

FORM OF PROXY CARD TO WELLS FARGO BANK

MINNESOTA, N.A., AS TRUSTEE UNDER THE EMPLOYEES’ VOLUNTARY

INVESTMENT AND SAVINGS PLAN OF INTERNATIONAL MULTIFOODS CORPORATION (THE “VISA PLAN”)

INTERNATIONAL MULTIFOODS CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

June 17, 2004

1:00 p.m., Central Daylight Time

160 East Pearson Street, Chicago, Illinois

CONFIDENTIAL VOTING INSTRUCTIONS TO WELLS FARGO BANK

MINNESOTA, N.A., AS TRUSTEE UNDER THE EMPLOYEES’ VOLUNTARY

INVESTMENT AND SAVINGS PLAN OF INTERNATIONAL MULTIFOODS CORPORATION (THE “VISA PLAN”)

I hereby direct that the voting rights pertaining to shares of common stock of INTERNATIONAL MULTIFOODS CORPORATION, a Delaware corporation, held by the above-named Trustee and allocated to my VISA Account shall be exercised at the Special Meeting of Shareholders of INTERNATIONAL MULTIFOODS CORPORATION, to be held at 160 East Pearson Street, Chicago, Illinois on June 17, 2004, at 1:00 p.m., Central Daylight Time, and at any adjournments or postponements thereof, be voted on the matters set forth on the reverse side hereof as specified thereon and in the Trustee’s discretion upon all other matters that may properly come before the Special Meeting or any adjournments or postponements thereof. The undersigned hereby revokes all former voting directions relating to the foregoing matters. The undersigned hereby acknowledges receipt of the joint proxy statement/prospectus for the Special Meeting.

THIS CARD MUST BE DATED, SIGNED BY THE VISA PLAN PARTICIPANT AND RETURNED PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

\*/ Please detach here \*/

FORM OF PROXY CARD TO WELLS FARGO BANK

MINNESOTA, N.A., AS TRUSTEE UNDER THE EMPLOYEES’ VOLUNTARY

INVESTMENT AND SAVINGS PLAN OF INTERNATIONAL MULTIFOODS CORPORATION (THE “VISA PLAN”)

INTERNATIONAL MULTIFOODS CORPORATION

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Proposal to adopt and approve the Agreement and Plan of Merger, dated as of March 7, 2004 (the “merger agreement”), by and among International Multifoods Corporation (“Multifoods”), The J. M. Smucker Company and MIX Acquisition Corporation, a wholly owned subsidiary of The J. M. Smucker Company, and the merger pursuant to which Multifoods will merge with and into MIX Acquisition Corporation pursuant and subject to the terms contained in the merger agreement and the transactions contemplated by the merger agreement.

☐    FOR                        ☐    AGAINST                        ☐    ABSTAIN

2.	Proposal to approve adjournments or postponements of the Special Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the above proposal.

☐    FOR                        ☐    AGAINST                        ☐    ABSTAIN

3.	The Trustee is authorized to vote in its discretion upon any other business that may properly come before the Special Meeting or any reconvened meeting following an adjournment or postponement of the Special Meeting.

THIS CARD IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF MULTIFOODS. THE VOTING RIGHTS REPRESENTED BY THIS CARD, WHEN THE CARD IS SIGNED, DATED AND RETURNED AS INSTRUCTED, WILL BE EXERCISED AS DIRECTED BY YOU. IF YOU DO NOT RETURN THIS VOTING INSTRUCTION CARD, THE TRUSTEE WILL VOTE YOUR SHARES IN THE SAME PROPORTION AS THE VOTE ON SHARES OF COMPANY STOCK FOR WHICH OTHER VISA PARTICIPANTS PROVIDED VOTING INSTRUCTIONS.

Address Change?	Dated: , 2004
Mark Box ☐ Indicate changes below:
Signature
Please sign your name exactly as it appears printed hereon.